UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 26, 2023

Air Products and Chemicals, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-04534	23-1274455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1940 Air Products Boulevard

Allentown, Pennsylvania 18106-5500

(Address of principal executive offices and zip code)

(610) 481-4911

Registrant’s telephone number, including area code

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	APD	New York Stock Exchange
1.000% Euro Notes due 2025	APD25	New York Stock Exchange
0.500% Euro Notes due 2028	APD28	New York Stock Exchange
0.800% Euro Notes due 2032	APD32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 26, 2023, Air Products and Chemicals, Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). There were 193,642,345 shares of common stock represented at the meeting by valid proxies or voted at the meeting, which was approximately 87.23% of the shares of common stock entitled to vote at the meeting and which constituted a quorum. The final voting results for the matters submitted to a vote of shareholders at the Annual Meeting are set forth below.

1.

Election of Directors. Each of the nominees for director was elected to serve until the Company’s 2024 Annual Meeting of Shareholders and until his or her successor is elected and qualified or until his or her earlier retirement, resignation, removal or death. The voting results were as follows:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Tonit M. Calaway	166,247,777	11,253,346	198,628	15,942,594
Charles Cogut	173,389,931	4,112,041	197,779	15,942,594
Lisa A. Davis	170,681,716	6,854,901	163,134	15,942,594
Seifollah Ghasemi	169,720,669	7,417,376	561,706	15,942,594
David H.Y. Ho	174,956,248	2,558,689	184,814	15,942,594
Edward L. Monser	161,193,244	16,302,135	204,372	15,942,594
Matthew H. Paull	172,580,475	4,931,894	187,382	15,942,594
Wayne T. Smith	175,845,377	1,677,940	176,434	15,942,594

2.

Advisory Vote on Executive Officer Compensation. The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting, by the vote set forth in the table below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
165,141,319 (93.16% of the votes cast)	12,123,192	435,240	15,942,594

3.

Frequency of Future Advisory Votes on Executive Officer Compensation. The shareholders approved, on an advisory basis, the holding of an advisory vote on executive compensation on an annual basis by the vote set forth in the table below.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
175,303,963 (98.77% of the votes cast)	207,607	1,957,576	230,605	15,942,594

4.

Ratification of Appointment of Independent Auditors. The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023 by the vote set forth in the table below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
192,371,121 (99.43% of the votes cast)	1,097,574	173,650	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc.
(Registrant)

Date: January 26, 2023	By:	/s/ Sean D. Major
Sean D. Major
Executive Vice President, General Counsel and Secretary

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